United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 26, 1998


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


         Bermuda                          1-4668                    NONE
State or other jurisdiction            (Commission              (IRS Employer
    of incorporation)                  File Number)          Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA             NONE
       (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

         On May 26, 1998, the Company reported that Florida's Department of Environmental Protection refused to issue a permit to its subsidiary, Coastal Petroleum Company ("CPC"), to drill an offshore exploration well near St. George's Island. CPC intends to appeal the agency's ruling immediately to Florida's First District Court of Appeal.

         A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)    Exhibits

                 (99)   Additional Exhibits

                        (a)  Press release of the registrant dated May 26, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                       (Registrant)



                                         By /s/ Benjamin W. Heath
                                                Benjamin W. Heath
                                                President

Date:  May 27, 1998